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                                                                     Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 333-01933) and in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 333-18911 and No. 33-77904) of New England Investment Companies, L.P. of our report dated January 27, 1997 appearing on page 34 of this Annual Report on Form 10-K.

Price Waterhouse LLP

Boston, Massachusetts
March 18, 1997